Exhibit 1.01

Cummins Inc.
Conflict Minerals Report
For The Year Ended December 31, 2015

This Conflict Minerals Report for the year ended December 31, 2015 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the Rule).  The Securities and Exchange Commission (SEC) adopted the Rule to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act).  The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain so called conflict minerals that are necessary to the functionality or production of their products.  “Conflict minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (3TG).  These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not the conflict minerals fund armed conflict in the Democratic Republic of the Congo or an adjoining country (the Covered Countries).

1.	Company Overview

This report has been prepared by the management of Cummins Inc. (herein referred to as “Company,” “we,” “us,” or “our”).  The information in this report includes the activities of all majority-owned subsidiaries and other entities that are required to be consolidated. It does not include the activities of entities that are not required to be consolidated.

Cummins Inc. is a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, including filtration, after-treatment, turbochargers, fuel systems, controls systems, air handling systems and electric power generation systems.  We sell our products to original equipment manufacturers (OEMs), distributors and other customers worldwide.  We serve our customers through a network of over 600 company-owned and independent distributor locations and over 7,200 dealer locations in more than 190 countries and territories.

We conducted an analysis of our products and determined that it is possible that 3TG may be found in the majority of our products.  However, we believe that the amount and value of 3TG that may be in any given product is generally de minimis compared to the size and value of the product as a whole.

Conflict Minerals Policy

We have adopted the following conflict minerals policy:

It is a policy of Cummins Inc.:

•	To make reasonable efforts: a) to know, and to require each Cummins Inc. supplier to disclose to Cummins, the sources of Conflict Minerals used in its products; and b) to eliminate procurement, as soon as commercially practicable, of products containing Conflict Minerals obtained from sources that fund or support inhumane treatment in the Covered Countries.
•	To require Cummins Inc. suppliers to assist the Company to comply with the disclosure requirements of Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the rules of the U.S. Securities and Exchange Commission promulgated pursuant to that law, as well as any related laws and rules.

2.	Reasonable Country of Origin Inquiry (RCOI)

Scope of the Reasonable Country of Origin Inquiry Review

We designed our Reasonable Country of Origin Inquiry (RCOI) to provide a reasonable basis for us to determine whether we source 3TG from Covered Countries.  In 2015, we identified those suppliers who we knew to have supplied, or otherwise were highly likely to have supplied (e.g., electronics suppliers), components and materials containing 3TG.  Through our scoping exercise, we identified over 800 direct suppliers representing over 35% of our 2015 expenditures for direct components and materials.

We conducted a survey of these suppliers using the template developed by the Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the Conflict Minerals Reporting Template (the Template).  The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain.  It includes questions regarding a direct supplier’s conflict minerals policy, engagement with its direct suppliers, origin of conflict minerals included in its products, supplier due diligence, and a listing of the smelters the direct supplier and its suppliers use.  Written instructions and recorded training illustrating the use of the tool is available on the EICC’s website.  Many companies are using the Template in their RCOI and due diligence processes related to conflict minerals.

RCOI Results

In an effort to obtain the highest practical response rate, our process included multiple rounds of communication and follow-up including mail, email, and telephone calls.  We received a response from suppliers representing the majority of in-scope direct material and components expenditures.  We reviewed the responses against criteria developed to determine which responses required further engagement with our suppliers.  These criteria included untimely or incomplete responses as well as inconsistencies within the data reported in the Template.  We worked directly with these suppliers to obtain a revised response and/or additional clarity regarding their submission.

Most of the responses we received indicated that the 3TG in the suppliers’ components and materials either 1) did not originate from a Covered Country, 2) were not necessary to the functionality of the components and materials or 3) the source country was undeterminable.  However, after reviewing the results of our RCOI, we determined that we had reason to believe that some of the 3TG necessary for the functionality or production of our products, from a small number of suppliers, may have originated in a Covered Country during 2015, all within the meaning of the Rule.  We conducted our RCOI in good faith, and we believe that such inquiry was reasonable to allow us to make our determination. Accordingly, the Company proceeded to exercise due diligence on the source and chain of custody of the 3TG.

3.	Due Diligence Process

3.1      Design of Due Diligence

We designed our due diligence measures to conform, in all material respects, with the framework in The Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum, and tungsten.

3.2      Management Systems

Conflict Minerals Policy

As described above, the Company has adopted a conflict minerals policy.

Internal Team

We have developed a cross-functional team to set our conflict minerals strategy and ensure timely implementation and execution of our program.  Our Corporate Prohibited and Restricted Materials Leader, with support from our Environmental Materials Council, has primary responsibility for program execution.  Guidance on the overall strategy and implementation is provided by the Corporate Purchasing Leadership Team, the Legal Department, and the Ethics and Compliance Department.  Senior management is briefed about the results of our program on a regular basis.

Control Systems and Supplier Engagement

As a company well downstream in the supply chain, we do not have a direct relationship with 3TG smelters and refiners.  We engage with our suppliers and other major manufacturers in our industry and rely on information provided through the EICC-GeSI Conflict Minerals Reporting Template to gather information on the source and chain of custody of the conflict minerals in our products.

In 2013, we updated our Supplier Code of Business Conduct (Supplier Code) to address, among other things, conflict minerals and the requirement of our suppliers to provide information on their use of these minerals.  Our supplier contracts include a requirement that the supplier comply with the Supplier Code.  Contracts with our suppliers are frequently in force for three to five years, and we are ensuring that any new or renewed contracts incorporate the most up-to-date version of the Supplier Code.  In conjunction with that process, we are also asking our suppliers to certify that they have received the updated Supplier Code and intend to comply.  We conduct periodic audits of our suppliers to validate compliance with the Supplier Code.

Records Retention

We will retain documentation related to our conflict minerals compliance program according to our Corporate Record Retention Schedule.

Grievance Mechanism

We have longstanding grievance mechanisms whereby employees and suppliers can report potential violations of the Company’s policies, including our conflict minerals policy.  Our supplier Internet portal and Cummins website includes contact information that individuals can use to voice any concerns.

3.3      Identify and Assess Risk in the Supply Chain

Because of our size, the complexity of our products, and the depth, breadth, and constant evolution of our supply chain, it is difficult to identify second and third tier suppliers beyond our direct supply base.  Through our RCOI process (see section 2 above), we rely on our suppliers whose materials or components contain 3TG to provide us with information about the source of 3TG contained in those materials or components.  Our direct suppliers similarly rely upon information provided by their suppliers.  Many of our largest suppliers either are SEC registrants and subject to the Rule or are suppliers to other SEC registrants that are subject to the Rule.

3.4      Design and Implement a Strategy to Respond to Risks

In conjunction with our risk assessment process, the Company has developed, and management has approved, a risk management plan.  Through our due diligence process we attempt to determine the source and chain of custody of the necessary conflict minerals we know, or have reason to believe, originated in a Covered Country.

As a downstream company, we generally do not have a direct relationship with smelters and/or refiners.  Most of the work toward this aspect of the OECD Guidance is carried out indirectly through our suppliers or through our involvement with industry working groups/coalitions.

As a downstream company, we largely focus on the accuracy and quality of the representations our direct suppliers make regarding the source and chain of custody of their conflict minerals.  The Company evaluates its direct suppliers’ responses to RCOI and due diligence inquiries based on the risk or likelihood that they are giving an incorrect response or that a non-response may indicate the supplier is purchasing from a known conflict source and does not wish to disclose this fact.  When necessary, issues are escalated to the appropriate level internally and with the supplier.

In evaluating the responses from its suppliers, the Company screens all responses for overall risk factors associated with the veracity of the information supplied.  Suitable, measurable risk mitigation plans are developed as needed on a case-by-case basis.  To date, we have found no instances where it was necessary to terminate a contract or find a replacement supplier.

3.5      Carry Out Independent Third Party Audits of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain.  We support audits by engaging our upstream partners who are closer to the source and by supporting the processes carried out through the Conflict Minerals Reporting Template.

3.6      Report on Supply Chain Due Diligence

This conflict minerals report is being filed with the SEC as an exhibit to our specialized disclosure report on Form SD and is available on our website at http://now.cummins.com/conflictminerals.

4.	Due Diligence Results

Through our due diligence process we found that the majority of the suppliers we believed could be sourcing from a Covered Country were unable to determine the smelter or refiner of the 3TG in their products.  A small number of suppliers were able to provide a partial list of smelters and refiners.  These suppliers informed us that they were continuing to exercise their own due diligence efforts, but felt they would be unable to provide a complete list of smelters/refiners prior to the filing deadline. We compared the partial lists provided by our suppliers to those published by organizations such as the USGS, GAO, LBMA, EICC/GESI, and/or DMCC/WGC.  Through this process we were able to identify and address gaps in data, spelling errors, and eliminate duplicate records in order to arrive at the consolidated list of smelters and refiners.

The large majority of the responses received provided data at the supplier company level or a division/segment level relative to the supplier, rather than at a level directly relating to a part number that the supplier supplies to us, or were otherwise unable to specify the smelters or refiners used for components supplied to us. We were therefore unable to determine whether any of the 3TG that these suppliers reported was contained in components supplied to us or to validate that any of these smelters or refiners are actually in our supply chain.  However, based on the information we obtained from our suppliers, we believe that, to the best of our knowledge, the smelters and refiners listed in Annex I to this conflict minerals report may have been used to process the 3TG contained in the products we manufactured.

Efforts to Determine Mine or Location of Origin

Refer to sections 2 and 3 above for details on our RCOI and due diligence processes.  We believe that these processes are the most reasonable efforts we can make to determine the mines or locations of origin of the 3TG in our supply chain.

5.	Planned Program Improvements

We intend to continue to take the following steps to improve our conflict minerals program:

a)	As described in section 3.2 above, new or renewed supplier contracts will include updated Supplier Code of Conduct language which requires the suppliers to support our conflict minerals program.

b)	Engage with suppliers and direct them to training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

c)	Continue to work with our peers, suppliers, and industry groups to define and improve best practices and build leverage over the supply chain in accordance with the OECD Guidance.

d)	Continue to increase due diligence efforts to identify and address gaps in data in order to arrive at an accurate list of smelter locations.

ANNEX I

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Advanced Chemical Company	UNITED STATES	CID000015	CFSI
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	CFSI
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028	CFSI
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	CFSI
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	CFSI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	CFSI
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058	CFSI
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077	CFSI
Gold	Asahi Pretec Corporation	JAPAN	CID000082	CFSI
Gold	Asahi Refining Canada Limited	CANADA	CID000924	CFSI
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920	CFSI
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	CFSI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	CFSI
Gold	Aurubis AG	GERMANY	CID000113	CFSI
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	CFSI
Gold	Bangkok Assay	THAILAND
Gold	Bauer Walser AG	GERMANY	CID000141	CFSI
Gold	Boliden AB	SWEDEN	CID000157	CFSI
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Caridad	MEXICO	CID000180	CFSI
Gold	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185	CFSI
Gold	Cendres + Métaux SA	SWITZERLAND	CID000189	CFSI
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Cheong Hing Company	HONG KONG
Gold	Chernan Metal Technology co., Ltd	CHINA
Gold	Chimet S.p.A.	ITALY	CID000233	CFSI
Gold	China Golddeal Investment Co. Ltd	CHINA
Gold	China National Gold Group Corporation	CHINA	CID000242	CFSI
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	Chugai Mining	JAPAN	CID000264	CFSI
Gold	Codelco	CHILE		USGS/GAO
Gold	Colt Refining	UNITED STATES	CID000288	CFSI
Gold	CORE PMG	GERMANY
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	CFSI
Gold	DaeryongENC	KOREA, REPUBLIC OF	CID000333	CFSI
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	CFSI
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359	CFSI
Gold	DODUCO GmbH	GERMANY	CID000362	CFSI
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dowa	JAPAN	CID000401	CFSI
Gold	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Gold	DRW	UNITED STATES
Gold	Echememi Enterprise Corp. (Futures Exchange)	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322	CFSI
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	CFSI
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Evonik Degussa GmbH	GERMANY
Gold	Faggi Enrico S.p.A.	ITALY	CID002355	CFSI
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	CFSI
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522	CFSI
Gold	Geib Refining Corporation	UNITED STATES	CID002459	CFSI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	CFSI
Gold	Guandong Jinding Material Co., Ltd.	CHINA
Gold	Guangdong Gao Yao He Tai Gold Mining	CHINA		USGS
Gold	Guangdong Hua Jian Trade Co Ltd	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	CFSI
Gold	Guangdong Mingfa Precious Metal Co, Ltd	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	CFSI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	CFSI
Gold	Harima Smelter	JAPAN
Gold	Heesung Catalysts Corp	KOREA, REPUBLIC OF
Gold	Heesung Metal Ltd	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	CFSI
Gold	Henan Lingbao Jinyuan Mining Co	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707	CFSI
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Heraeus USA	UNITED STATES
Gold	Hishikari Gold Mine	JAPAN
Gold	Hon Hai Precision Co., Ltd.	TAIWAN
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL		USGS
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	CFSI
Gold	Hutti Gold Mines Co	INDIA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778	CFSI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	CFSI
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	CFSI
Gold	Istanbul Gold Refinery	TURKEY	CID000814	CFSI
Gold	Japan Mint	JAPAN	CID000823	CFSI
Gold	Japan Pure Chemical	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA	CID000855	CFSI
Gold	Jin Jinyin Refining Limited	CHINA
Gold	Jinbao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Hong Kong Ltd.	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	CFSI
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	CFSI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	CFSI
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	CFSI
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Kazzinc	KAZAKHSTAN	CID000957	CFSI
Gold	Kee Shing	HONG KONG
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969	CFSI
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511	CFSI
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	CFSI
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988	CFSI
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605	CFSI
Gold	Kovohute Pribram Nastupickna a.s.	CZECH REPUBLIC		USGS
Gold	KYOCERA	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	CFSI
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032	CFSI
Gold	Lingbao Gold Company Limited	CHINA	CID001056	CFSI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	CFSI
Gold	Linxens	FRANCE
Gold	Littelfuse	UNITED STATES
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	CFSI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	CFSI
Gold	Materion	UNITED STATES	CID001113	CFSI
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	CFSI
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	CFSI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	CFSI
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	CFSI
Gold	Metalor Technologies SA	SWITZERLAND	CID001153	CFSI
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161	CFSI
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	CFSI
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	CFSI
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	CFSI
Gold	Morigin Company	JAPAN
Gold	Morris and Watson	NEW ZEALAND	CID002282	CFSI
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	CFSI
Gold	N.E. Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	CFSI
Gold	Nanchang Shenghua Non-ferrous Metals	CHINA
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	CFSI
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	CFSI
Gold	Niihama Toyo Smelter & Refinery	JAPAN
Gold	Ningbo Kangqiang Electronics	CHINA
Gold	Nyrstar Metal	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	CFSI
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	CFSI
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326	CFSI
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328	CFSI
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	CFSI
Gold	PAMP SA	SWITZERLAND	CID001352	CFSI
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	CFSI
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	CFSI
Gold	PX Précinox SA	SWITZERLAND	CID001498	CFSI
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	CFSI
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES	CID002510	CFSI
Gold	Rohm & Haas Electronic Materials Ltd	SINGAPORE
Gold	Royal Canadian Mint	CANADA	CID001534	CFSI
Gold	Rui Sheng	INDONESIA
Gold	Sabin Metal Corp.	UNITED STATES	CID001546	CFSI
Gold	Safimet S.p.A.	ITALY
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	CFSI
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562	CFSI
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	CFSI
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	CFSI
Gold	Scotia Mocatta, The Bank of Nova Scotia	HONG KONG
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585	CFSI
Gold	Sewon Industry Company Korea	KOREA, REPUBLIC OF
Gold	Shandong Gold Mining Co., Ltd.	CHINA		USGS
Gold	Shandong Hengbang Smelting Co., Ltd	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	CFSI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	CFSI
Gold	Shanghai Kyocera Electronics Co, Ltd	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA
Gold	Shenzhen Fujun Material Technology Co, Ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Shenzhen Tiancheng Chemical Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	CFSI
Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516	CFSI
Gold	SINO-PLATINUM METALS CO.,LTD	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754	CFSI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	CFSI
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	CFSI
Gold	Sudan Gold Refinery	SUDAN	CID002567	CFSI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	CFSI
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	T.C.A S.p.A	ITALY	CID002580	CFSI
Gold	Tai Zhou Chang San Jiao Electron Co., Ltd.	CHINA
Gold	Taizhou Chang San Jiao Electric Co., Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	CFSI
Gold	Technic Inc	UNITED STATES
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	CFSI
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	CFSI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	CFSI
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	CFSI
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	CFSI
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	CFSI
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	CFSI
Gold	Valcambi SA	SWITZERLAND	CID002003	CFSI
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	CFSI
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	CFSI
Gold	Williams Gold Refining Co, Inc	UNITED STATES
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100	CFSI
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	CFSI
Gold	Yoo Chang Metal, Inc	KOREA, REPUBLIC OF
Gold	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	CFSI
Gold	Yunnan Metallurgical Group Co, Ltd	CHINA
Gold	Zhaojin Mining Industry Co. Ltd	CHINA
Gold	Zhejiang suijin	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	CFSI
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	CFSI
Tantalum	AMG Advanced Metallurgical Group	UNITED STATES

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tantalum	BÖHLER Schmiedetechn	AUSTRIA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	CFSI
Tantalum	Chaozhou Xianglu Tun	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	CFSI
Tantalum	D Block Metals, LLC	UNITED STATES	CID002504	CFSI
Tantalum	Designed Alloys	UNITED STATES
Tantalum	Duoluoshan	CHINA	CID000410	CFSI
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES	CID000456	CFSI
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	CFSI
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	CFSI
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES	CID000564	CFSI
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	CFSI
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557	CFSI
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	CFSI
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501	CFSI
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544	CFSI
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545	CFSI
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	CFSI
Tantalum	H.C. Starck Group	GERMANY	CID000654	CFSI
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	CFSI
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548	CFSI
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549	CFSI
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	CFSI
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731	CFSI
Tantalum	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tantalum	Jade-Sterling	UNITED STATES
Tantalum	Jiangmen F&X Electro-Materials Ltd	CHINA		OECD List
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	CFSI
Tantalum	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	CFSI
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	CFSI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	CFSI
Tantalum	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tantalum	KEMET Blue Metals	MEXICO	CID002539	CFSI
Tantalum	KEMET Blue Powder	UNITED STATES	CID002568	CFSI
Tantalum	King-Tan Tantalum Industry Ltd	CHINA		OECD List
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	CFSI
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076	CFSI
Tantalum	Metaldo Co, Ltd	JAPAN
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	CFSI
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175	CFSI
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192	CFSI
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200	CFSI
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tantalum	Nippon Mining & Metals	JAPAN
Tantalum	Pan Pacific Copper Co. Ltd.	JAPAN
Tantalum	Plansee	AUSTRIA	CID001368	CFSI
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540	CFSI
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556	CFSI
Tantalum	PM Kalco Inc	UNITED STATES
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	QuantumClean	UNITED STATES	CID001508	CFSI
Tantalum	Resind Indústria e Comércio Ltda	BRAZIL	CID002707	CFSI
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA	CID001522	CFSI
Tantalum	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	CFSI
Tantalum	Taki Chemicals	JAPAN	CID001869	CFSI
Tantalum	Talley Metals	UNITED STATES
Tantalum	Tantalite Resources	SOUTH AFRICA		CFSI
Tantalum	Telex Metals	UNITED STATES	CID001891	CFSI
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571	CFSI
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	CFSI
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	CFSI
Tantalum	Yao Gang Xian Mining	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	CFSI
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232	CFSI
Tin	5N Plus Lübeck GmbH	GERMANY
Tin	A.M.P.E.R.E.	FRANCE
Tin	A.M.P.E.R.E. Deutsch	GERMANY
Tin	ACuPowder International, LLC	UNITED STATES
Tin	Alpha	UNITED STATES	CID000292	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Amalgamated Metals Corporation	UNITED KINGDOM
Tin	American Iron and Metal	CANADA
Tin	Ami Bridge Enterprise Co., Ltd.	CHINA
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM	CID002703	CFSI
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Arco Alloys	UNITED STATES
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	Atlas Pacific Corporation	UNITED STATES
Tin	Atotech	GERMANY
Tin	AURA-II	UNITED STATES
Tin	Aurubis Netherlands B.V.	NETHERLANDS
Tin	B T Solders Pvt Ltd	INDIA
Tin	Baoshida - Swissmetal	SWITZERLAND
Tin	Best Metais	BRAZIL
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	BOYI METAL ELECTRO FTY	CHINA
Tin	BRIGHT-E	CHINA
Tin	Brinkmann Chemie AG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Charter Wire	UNITED STATES
Tin	Chemtreat Consultant	INDIA
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin	Chenzhou Yunxiang Mining Smelting Compang LTD	CHINA	CID000228	CFSI
Tin	Chernan Technology Co, Ltd	TAIWAN
Tin	Chiafar Industrial Factory Co, Ltd	TAIWAN
Tin	China Hongqiao Group	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	China Rare Metal Material Company	CHINA
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	CFSI
Tin	CIMSA, S.A.	SPAIN
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	CFSI
Tin	Colonial Metals	UNITED STATES
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA		OECD List
Tin	Cooérativa Produtores de Cassiterita	BRAZIL
Tin	Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	CFSI
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CV Ayi Jaya	INDONESIA	CID002570	CFSI
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA	CID000306	CFSI
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA	CID000313	CFSI
Tin	CV United Smelting	INDONESIA	CID000315	CFSI
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455	CFSI
Tin	Dae Chang Ind Co, Ltd	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Darley Dale Smelter	UNITED KINGDOM
Tin	Dongguan Qiandao Tin Co., Ltd	CHINA		OECD List
Tin	Dongguan Yuecheng Tin Industry Co Ltd	CHINA
Tin	Dowa	JAPAN	CID000402	CFSI
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Eagle Brass	UNITED STATES
Tin	EFD INC.	UNITED STATES		OECD List
Tin	Egli Fischer	SWITZERLAND

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Electroloy Metal (Shenzhen) Co, Ltd	CHINA
Tin	Electroloy Metal Pte Ltd	SINGAPORE
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	CID002572	CFSI
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774	CFSI
Tin	EM Vinto	BOLIVIA	CID000438	CFSI
Tin	Empresa Metallurgica Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448	CFSI
Tin	Exim Americana	MEXICO
Tin	Eximetal S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466	CFSI
Tin	Fenix Metals	POLAND	CID000468	CFSI
Tin	Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA
Tin	Fracsa Alloys, S.A.	MEXICO
Tin	Fry's Metals Inc/dba Alpha	UNITED STATES
Tin	Fuji Metal Mining Corp	JAPAN
Tin	Fundição Regali	BRAZIL
Tin	G.A. Avril Company	UNITED STATES
Tin	GEJIU GOLD SMELTER MINERALS CO., LTD	CHINA
Tin	Gejiu Jinge Mining Co	CHINA		OECD List
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	CFSI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	CFSI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	CFSI
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	CFSI
Tin	Geofeli Comercio de Metais Ltd	BRAZIL
Tin	Glencore Canada	CANADA
Tin	Gnutti Carlo S.p.A.	ITALY
Tin	Gold Bell Group	CHINA
Tin	Gomat-e-K	GERMANY

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Grant Manufacturing & Alloying, Inc	UNITED STATES
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangxi Liuzhou Huaxi Group	CHINA
Tin	Guangxi Pinggui PGMA Co., Ltd	CHINA
Tin	Guangxi Zhongshan Jinyi Smelting Co., Ltd	CHINA
Tin	Guangzhou Pacific Tinplate Co, Ltd	CHINA
Tin	Guanxi China Tin Group Co, Ltd	CHINA
Tin	H. Kramer and Company	UNITED STATES
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Hawkins, Inc.	UNITED STATES
Tin	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	Hechi Shuanglong Metallurgical Chemical Co, Ltd	CHINA
Tin	Heraeus Materials Technology GmbH & Co. KG	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA		OECD List
Tin	Huayou	TAIWAN
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	CFSI
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	Huron Valley Steel Corp	UNITED STATES
Tin	Hyundai Steel	KOREA, REPUBLIC OF
Tin	Impag AG CH-Zürich	SWITZERLAND
Tin	Imperial Zinc Corp	UNITED STATES
Tin	Indonesia Tin Corp	INDONESIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Industria Brasileira de Ferroligas Ltda	BRAZIL
Tin	Industrial Minera Mexico S.A.	MEXICO
Tin	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	ISHIKAWA METAL CO., LTD.	JAPAN
Tin	i-TSCL	GERMANY
Tin	Jau Janq Enterprise Co, Ltd	TAIWAN
Tin	Jau Janq Grik Perak Malaysia	MALAYSIA
Tin	Jean Goldschmidt International SA	BELGIUM
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	CFSI
Tin	JX Nippon Mining & Metals Co., Ltd	JAPAN		OECD List
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Karas Metal Finishing & Plating Services Ltd	UNITED KINGDOM
Tin	Kewei Tin Co., Ltd	CHINA
Tin	Kiesow Dr Brinkmann GmbH & Co	GERMANY
Tin	Kihong T&G	INDONESIA
Tin	KME France	FRANCE
Tin	KME Germany GmbH & Co	GERMANY
Tin	Koepp Schaum GmbH	GERMANY
Tin	Koki Products Co. Ltd.	THAILAND
Tin	Kovohute Pribram Nastupnicka, A.S.	CZECH REPUBLIC
Tin	KU PING ENTERPRISE CO., LTD.	CHINA
Tin	Kunshan Chingli Tin Company Ltd	CHINA		OECD List
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lai'bin China Tin Smelting Ltd.	CHINA		OECD List

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	CFSI
Tin	M&R Claushuis BV	NETHERLANDS
Tin	MacDermid GmbH	GERMANY
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	CFSI
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	CFSI
Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO
Tin	MCP Hek GmbH	GERMANY
Tin	Medeko Cast S.R.O.	SLOVAKIA (Slovak Republic)
Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500	CFSI
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142	CFSI
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773	CFSI
Tin	Midland Industries, Inc.	UNITED STATES
Tin	Minchali Metal Indust	TAIWAN
Tin	Mineração Taboca S.A.	BRAZIL	CID001173	CFSI
Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Mining & Chemical Products (MCP) Ltd. UK	UNITED KINGDOM
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU	CID001182	CFSI
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	CFSI
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	CFSI
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Neuhaus GmbH	GERMANY

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Ney Metals and Alloys	UNITED STATES
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002573	CFSI
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nihon Superior Co.,	JAPAN
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA
Tin	Norteña de Metales, SA	SPAIN
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305	CFSI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	CFSI
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	CFSI
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337	CFSI
Tin	Phoenix Metal Ltd.	RWANDA	CID002507	CFSI
Tin	Pireks Bakir Alasimlari AS	TURKEY
Tin	Poongsan Corporation	KOREA, REPUBLIC OF		OECD List
Tin	Posco	KOREA, REPUBLIC OF
Tin	Prifer Com de Sucata	BRAZIL
Tin	Primeyoung Metal (Zhuhai) Industrial Co, Ltd	CHINA
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393	CFSI
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309	CFSI
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	CFSI
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	CFSI
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402	CFSI
Tin	PT Babel Surya Alam Lestari	INDONESIA		OECD List
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	CFSI
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	CFSI
Tin	PT Bangka Putra Karya	INDONESIA	CID001412	CFSI
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	CFSI
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	PT Banka Kudai Tin	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	CFSI
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424	CFSI
Tin	PT Bukit Timah	INDONESIA	CID001428	CFSI
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	CFSI
Tin	PT Citralogam Alphasejahtera	INDONESIA
Tin	PT Dona Jaya Kembara	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA	CID001434	CFSI
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	CFSI
Tin	PT Fang Di MulTindo	INDONESIA	CID001442	CFSI
Tin	PT Hanjaya Perkasa Metals	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA	CID002530	CFSI
Tin	PT Justindo	INDONESIA	CID000307	CFSI
Tin	PT Karimun Mining	INDONESIA	CID001448	CFSI
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	CFSI
Tin	PT Panca Mega Persada	INDONESIA	CID001457	CFSI
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	CFSI
Tin	PT Prima Timah Utama	INDONESIA	CID001458	CFSI
Tin	PT Rajwa International	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA	CID001460	CFSI
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	CFSI
Tin	PT Seirama Tin Investment	INDONESIA	CID001466	CFSI
Tin	PT Solder Indonesia	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468	CFSI
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471	CFSI
Tin	PT Supra Sukses Trinusa	INDONESIA	CID001476	CFSI
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	CFSI
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	CFSI
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490	CFSI
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478	CFSI
Tin	PT Tommy Utama	INDONESIA	CID001493	CFSI
Tin	PT Toyota Tsusho Corporation	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Qualitek Delta Philippines	PHILIPPINES
Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	Redsun Metal Ind Co Ltd	TAIWAN
Tin	Resind Indústria e Comércio Ltda	BRAZIL	CID002706	CFSI
Tin	Reynolds Metal Company	FRANCE
Tin	Rohm & Haas	GERMANY
Tin	Roiwow Industrial & Trading Company	CHINA
Tin	Rui Da Hung	TAIWAN	CID001539	CFSI
Tin	S. Izaguirre SA	SPAIN
Tin	Sacal (Societa Alluminio Carisio S.p.A.)	ITALY
Tin	Samatron	KOREA, REPUBLIC OF
Tin	San-Etsu Metals Co, Ltd	JAPAN
Tin	Sarbak Metal San.Ve Tic. A.S.	TURKEY
Tin	Senju Industry	JAPAN
Tin	Senju Metal Industry Co., Ltd.	BOLIVIA
Tin	Sevotrans GmbH	GERMANY
Tin	SGS Bolivia S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin shu Zai Sheng Co., Ltd.	CHINA
Tin	Shanghai Hubao Coppe	CHINA
Tin	Shanghai Sigma Metals Inc.	CHINA
Tin	Shapiro Metals	UNITED STATES
Tin	Shen Zhen Rui Yun Feng Magnetic Industry Co., Ltd	CHINA
Tin	Shenzhen Aijiafa Industrial Co., Ltd.	CHINA
Tin	Shenzhen Anchen Soldering Tin Products Co, Ltd	CHINA
Tin	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA
Tin	Shenzhen Honghe Yunguan Tin Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Shenzhen Kaixin Technology	CHINA
Tin	Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	SIPI METALS CORP	UNITED STATES
Tin	Sizer Metals PTE	SINGAPORE
Tin	Soft Metais Ltda.	BRAZIL	CID001758	CFSI
Tin	Solder Coat Co., Ltd.	JAPAN
Tin	Solnet Metal Industry Co.，Ltd	TAIWAN
Tin	Spectro Alloys	UNITED STATES
Tin	Standard Lublin Sp. z o.o. (intermediary)	POLAND
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Super Dragon Technology Co. Ltd.	TAIWAN
Tin	Swissmetal	SWITZERLAND
Tin	Taboca/Paranapanema	BRAZIL
Tin	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tin	Taicang Nancang Metal Meterials Co., Ltd.	CHINA
Tin	Taiwan Totai Co, Ltd	TAIWAN
Tin	Technic Inc.	UNITED STATES		OECD List
Tin	Teck Metals LTD	CANADA
Tin	Termomecanica	BRAZIL
Tin	Thaisarco	THAILAND	CID001898	CFSI
Tin	ThyssenKrupp	GERMANY
Tin	Tianjin Huamei Metals Company	GERMANY
Tin	Tisamatic	MEXICO
Tin	Todini and Co S.p.A.	ITALY
Tin	Traxys	FRANCE
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002574	CFSI
Tin	Ultracore Co.,Ltd.	THAILAND
Tin	Uni Bros Metal Pte. Ltd.	SINGAPORE
Tin	Uniforce Metal Industrial Corp.	TAIWAN

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Univertical Corporation	UNITED STATES
Tin	Vedani Carlo Metalli	ITALY
Tin	Vishay Intertechnology	CHINA
Tin	Vitkovicke slevarny spol. s.r.o.	CZECH REPUBLIC
Tin	VQB Mineral and Trading Group JSC	VIETNAM	CID002015	CFSI
Tin	Wang Yu Manufacturing Co. Ltd.	CHINA
Tin	Watanabe Electric Plating co.	JAPAN
Tin	Welley Solder Corporation	TAIWAN
Tin	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Westfalenzinn	GERMANY
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	CFSI
Tin	Wieland Group GmbH	GERMANY
Tin	Wieland Metals	UNITED STATES
Tin	Wilhelm Grillo Handelsgesellschaft GmbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Winter Metalle GmbH	GERMANY
Tin	WKK PCB Trading Ltd	CHINA
Tin	Wonil Metal Co Ltd	KOREA, REPUBLIC OF
Tin	Wujiang City Luxu Tin Factory	CHINA
Tin	Wuxi Nanxi Electronic Co Ltd	CHINA
Tin	Wuxi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Yunxi Sanye Solder Factory	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Xin Furukawa Metal Co, Ltd	CHINA
Tin	Xin Tongding	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yechiu Metal Recycling Ltd.	CHINA
Tin	Yi Quan Manufacturing	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	CFSI
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	CFSI
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Zhongjin Gold Corporation Limited	CHINA
Tin	Zhuhai Horyison Solder Co., Ltd	CHINA
Tin	Zhuzhou Smelter Group Ltd	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	CFSI
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Alta Group	UNITED STATES
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM	CID002502	CFSI
Tungsten	Axis Material Limited	JAPAN
Tungsten	Central Glass / Japan	JAPAN
Tungsten	ChangChun Up-optech	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	CFSI
Tungsten	China Minmetals Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	CFSI
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	CWB Materials	UNITED STATES
Tungsten	DAIDO STEEL	JAPAN

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	CFSI
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	CFSI
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	CFSI
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	CFSI
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	CFSI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	CFSI
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	CFSI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	CFSI
Tungsten	Ganzhou Tejing Tungsten & Molybdenum Co., Ltd. (GZTJ)	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536	CFSI
Tungsten	Gerard Daniel Worldwide	UNITED STATES
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	CFSI
Tungsten	Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	CFSI
Tungsten	H.C. Starck GmbH	GERMANY	CID002541	CFSI
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	CFSI
Tungsten	H.C. Starck GmbH	GERMANY	CID000683	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tungsten	HengYang Yuan Jing Tungsten Co., Ltd	CHINA
Tungsten	Heyuan Carbide Co., Ltd	CHINA
Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	CFSI
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	CFSI
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578	CFSI
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	CFSI
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	CFSI
Tungsten	Izawa Metal Co., Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Jangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	CFSI
Tungsten	Jiangsu Hetian Technological Material Co., Ltd	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	CFSI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	CFSI
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	CFSI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	CFSI
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	CFSI
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	CFSI

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	CFSI
Tungsten	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Fallon	UNITED STATES	CID000966	CFSI
Tungsten	Kennametal Firth Sterling	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105	CFSI
Tungsten	Kyoritsu Gokin Co., Ltd	JAPAN
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	CFSI
Tungsten	Meterion Advanced Materials	UNITED STATES
Tungsten	Micro 100	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Minpro Recycling AB	SWEDEN
Tungsten	Mitsubishi Materials Corporation	JAPAN
Tungsten	Nanchang Cemented Carbide LLC	CHINA
Tungsten	Nankang Huifeng Tungsten Industry Co., Ltd	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES	CID002589	CFSI
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten	Nippon Micrometal Cop	JAPAN
Tungsten	Nippon Tungsten C, Ltd	JAPAN
Tungsten	North American Tungsten Corporation Ltd.	CANADA		OECD List
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532	CFSI
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sandvik Mining	UNITED STATES

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification	Source of Smelter Identification Number
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM	CID002538	CFSI
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten	Sunaga Tungsten Industrial Co	JAPAN
Tungsten	Sylhan LLC	UNITED STATES
Tungsten	TaeguTec LTD.	KOREA, REPUBLIC OF		OECD List
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	CID001889	CFSI
Tungsten	Toshiba Materials Co, Ltd	CHINA
Tungsten	Tosoh	JAPAN
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Ugitech	FRANCE
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	CID002011	CFSI
Tungsten	Voss Metals Company, Inc.	UNITED STATES		OECD List
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	CFSI
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	CFSI
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	CFSI
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	CFSI
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	CID002236	CFSI
Tungsten	Zigong Dingli Alloy Co., Ltd.	CHINA